First Quarter 2025 Earnings Presentation Exhibit 99.2

Disclaimer   This disclaimer applies to this document and the verbal comments of any person presenting it. This presentation, together with any such written comments, is referred to herein as the “Presentation.” Forward-Looking Statements This Presentation relating to Millrose Properties, Inc. (“Millrose,” “we,” “our,” “us,” “MRP,” or the “Company”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about Millrose’s plans, strategies and objectives, as well as statements about Millrose’s business (including Millrose Properties Holdings, LLC (“Millrose Holdings”) and any other subsidiaries of Millrose), Millrose’s future plans, strategies and objectives. You can generally identify forward-looking statements by the words “may”, “can”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue” or other similar words or negatives thereof. These statements include those relating to Millrose’s plans and objectives for future operations, including plans and objectives relating to future growth of our business and the Homesite Option Purchase Platform (“HOPP’R”); the availability of capital at any given time to finance the various endeavors, projects and acquisitions that are expected or planned for Millrose, as well as the availability of capital that needs to be reserved for specified uses (whether contractually or by law); expectations and assumptions around our ongoing relationship with Lennar Corporation (“Lennar”), including expectations that Lennar will fully perform on all its obligations pursuant to its agreements with Millrose (and that there will be regular and timely exercises of its purchase options) and expectations that Lennar will provide us with ongoing transactions and refer other builders who may be interested in the HOPP’R to us as potential new customers; Lennar’s expected business, operations, and financial position; the possibility of providing the HOPP’R to future new customers, and the nature of any such future arrangements; the planned use, development and sales of the assets transferred to us in connection with the Spin-Off (as defined below); any expected acquisitions, uses, development and sales of future assets; expectations and assumptions around our relationship with our external manager, Kennedy Lewis Land and Residential Advisors LLC, an affiliate and wholly-owned subsidiary of Kennedy Lewis Investment Management LLC; our expected real estate investment trust (“REIT”) status and our subsidiary Millrose Holdings’ expected taxable REIT subsidiary status; our expected emerging growth company status; expectations around ownership limits of our common stock; and expectation and assumptions around our sources of revenue, expected income, ability to secure financing or incur indebtedness, as well as other forward-looking statements, are all based on currently known or available information, which may not be indicative of future results (particularly as we are a recently-formed company and have had limited historical operations as a standalone company), as well as assumptions and expectations that involve numerous risks and uncertainties. All forward-looking statements included in this Presentation are qualified in their entirety by, and should be read in the context of, the risk factors and other factors disclosed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. Assumptions related to these statements involve judgements with respect to, among other things, future macroeconomic, competitive and market conditions, future land values, future business decisions, future environmental conditions and relationships with our customers, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Some of the assumptions are based on experiences of management without any formal analyses. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, this information should not be regarded as a representation by Millrose or any other person that our objectives and plans, which we consider to be reasonable, will be achieved. Industry and Market Information This Presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this Presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials.

Disclaimer (Cont’d) Basis of Presentation The financial information presented herein (i) for the periods prior to the February 7, 2025 spin-off from Lennar (the “Spin-Off”) is that of the business assets that were spun off to Millrose (the “Predecessor Millrose Business”) and is derived from the consolidated financial statements and accounting records of Lennar, and (ii) for the periods after the February 7, 2025 Spin-Off is that of Millrose and its subsidiaries. Millrose was formed on March 19, 2024 and has operated as an independent company since the Spin-Off on February 7, 2025. The Predecessor Millrose Business financial statements reflect the expenses directly attributable to the Predecessor Millrose Business, and, land inventory assets and liabilities included in the Spin-Off, at Lennar’s historical basis. The financial statements of the Predecessor Millrose Business may not be indicative of Millrose’s future performance as an independent, publicly traded company following the Spin-Off and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had Millrose operated as a separate, publicly traded company during the periods presented. The financial information of the Predecessor Millrose Business prior to the Spin-Off also presents a combination of entities under common control that have been “carved out” from Lennar’s consolidated financial statements. Historically, financial statements of the Predecessor Millrose Business have not been prepared as it was not operated separately from Lennar. This financial information reflects the expenses of the Predecessor Millrose Business and includes certain assets and liabilities that have been included in the Spin-Off, which have been reflected at Lennar’s historical basis. Non-GAAP Measures This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles (“GAAP”) and Invested Capital, a non-GAAP financial measure, which is a measurement of financial performance that is not prepared and presented in accordance with GAAP. Accordingly, this measure should not be considered as a substitute for data prepared and presented in accordance with GAAP. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Although we use or have used this non-GAAP financial measure to assess the performance of our business and for the other purposes, the use of this non-GAAP financial measure as an analytical tool has limitations, and you should not consider it in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measure included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “Appendix: Invested Capital Reconciliation” within the Presentation for a reconciliation of the non-GAAP financial measures included in this Presentation to our most directly comparable financial measure calculated and presented in accordance with GAAP.

First Quarter 2025 Results Financial Portfolio Liquidity & Capitalization Post-spin GAAP net income of $64.8m, or $0.39 per share, after adjusting for pre-spin allocated expenses Represents the “stub” period from Millrose’s Spin-Off from Lennar Corporation on February 7, 2025 through March 31, 2025 Book value per share of $35.40 Funded $635m to Lennar for land purchases and development Received net homesite takedown proceeds of $645m Deployed $351m to 3rd parties at a weighted average yield of 11.7% Total assets of $7.2B and net investment balance of $6.7B (net of non-option earning deposits & other reductions) as of March 31, 2025 As of March 31, 2025: Total liquidity of $1.1B $350m outstanding on revolving credit facility Executed $1 billion delayed draw term loan commitment led by Goldman Sachs and J.P. Morgan

Q1 2025 Financial Overview Post-Spin Off March 31, 2025 Option Fee & Other Related Income $82.7m Management Fee Expense ($12.1m) Pre-Spin Expenses ($25.0m) Income From Operations $45.6m Interest Income $1.1m Interest Expense ($2.5m) Income Tax Expense ($4.4m) Pre-Spin Expenses Adjustment $25.0m Net Income1 Per Share $64.8m $0.39 Dividend Per Share $63.1m $0.38 Return on Shareholder Equity (Annual basis)2 7.6% $82.7m revenue form Option Fees and Other Related Income $12.1m Management Fee Expense, with transparent calculation of 1.25% of gross tangible assets Q1 post-spin GAAP net income of $64.8m1, representing 7.6% return on shareholder equity (annual basis)2 Represents period from Millrose’s Spin-Off from Lennar Corporation on February 7, 2025 through March 31,2025 1. After giving effect to adjustment for expenses from pre-spin periods of $24.9 million 2. Represents annualized net income (after adding back pre-spin expenses which equals $25.0m) divided by quarter-end shareholder’s equity of $5.9 billion

Book Value per Share Roll-Forward Inaugural dividend of $63.1m, or $0.38 per share Represents pro-rated portion which would equate to $0.65 per share on a normalized quarterly basis MRP intends to distribute 100% of earnings back to shareholders $35.39 +$0.39 -$0.38 $35.40 Represents 7.6% annualized return on shareholder’s equity1 1. Represents annualized net income divided by quarter-end shareholder’s equity

Millrose is currently capitalized with $350M of debt drawn under its revolving credit facility, on $7.2B of total assets Ample liquidity of ~$1.1B revolving credit facility capacity and cash Conservative maximum leverage target of 33% Debt to Capitalization; Debt to equity over 1:1 requires Lennar’s approval per agreements CAPITALIZATION Significant asset base and extensive liquidity with a flexible capital structure as of 3/31 ($B) Note: Data as of March 31, 2025 1. Liquidity as of 2/10 includes $1.3B in revolving credit facility and $0.1B in cash 2. Liquidity as of 3/31 includes $90M in cash and $985M remaining revolving credit facility capacity. 3. Calculated as total debt to assets As of 3/31 2 Conservative Leverage Profile Total Assets Corporate Debt Total Liquidity2 Maximum Debt to Capitalization3 $350M 33% $7.2B $1.1B As of 2/10 1

Continuous Capital Redeployment Strategy in Action

Since its inception in February 2025, Millrose has already received $680M in total takedown proceeds ($645M net of deposit) from Lennar as of March 31, 2025. These proceeds, coupled with a $350M drawdown on the revolving credit facility, have been redeployed into new acquisitions with Lennar and new customers



$ 350
Acquisition Financing (Revolving Credit Facility Draw)
$ 645
Proceeds from Lennar Takedowns
Majority of takedown proceeds from Lennar were redeployed into new Lennar opportunities
$ 635
$ 351
New Acqusition Sourcing
Deployed for Lennar[1]
Deployed for New Third Party[1] Customers

	Deployed for Lennar[1]	Deployed for New Third Party[1] Customers
W.A. Yield on New Acquisitions[2]	**8.7%[3]**	**11.7%[4]**
W.A. Duration	**31 months**	**52 months**

Note: Reflects transactional data since Spin-Off from Lennar (February 7, 2025) through March 31, 2025, excluding Rausch acquisition

1. Reflects funding net of deposit which resulted in ~$9M cash to balance sheet. Capital deployed for Lennar includes new deals as well as development funding. 2. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of 3/31 3. Based on new deals and excludes development funding. 4. Third-party W.A. yield is based on a mix of fixed and floating rate deals.

MILLROSE
PROPERTIES

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Invested Capital by Customer Category Key Portfolio Metrics In millions Lennar Master Agreement Other Agreements Total Invested Capital as of 2/101 $6,408 - $6,408 Homesite Sales2 ($680) ($1) ($681) Land Acquisition and Development Funding3 $635 $351 $987 Invested Capital as of 3/314 $6,363 $350 $6,713 Wtd. Avg Yield as of 3/315 8.5% 11.7% 8.7% Strong demand for capital resulting in $987m in land acquisition and development funding in Q1 $351m in transactions outside of the Lennar Master Program Agreement at yields in excess of 11%, increasing blended portfolio yield to 8.7% Continue to experience strong demand from Lennar and non-Lennar customers 1. Homesite inventory less non option earning deposits, net deferred tax liability and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to the option agreements associated with the applicable category shown 3. Land acquisition shown net of deposits received 4. Non-GAAP metric, please reference reconciliation table in the Appendix; Totals may not foot due to rounding 5. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of 3/31

Q1 Subsequent Events Update Between April 1st, 2025 and May 9th, 2025, Millrose deployed approximately $130 million outside of the Lennar Master Program Agreement at yields in excess of 11%, resulting in approximately $480 million of such investments since Spin-Off On May 12th, 2025, New Home Company (“New Home”) announced its acquisition of Landsea Homes Corporation. In partnership with New Home, Millrose has entered into a commitment to fund $700 million in land banking proceeds to support the acquisition, with execution of option agreements with New Home on the acquired homesites. Closing simultaneously with the overall acquisition, the transaction will include an initial funding of up to $600 million and is expected to close in 3Q’25. To ensure ample liquidity for the New Home transaction and the growing Millrose pipeline, Millrose has executed a $1 billion delayed draw term loan commitment from Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A.

111,181 Current Homesites1 876 Total Communities1 29 Total States ~$7.0B Total Land Assets2 ~$5.9B Shareholders Equity 8.7% Weighted Average Yield ~$10.9B Takedown Proceeds 5% Debt to Capitalization ~$1.1B Liquidity3 1. Total homesites as of 3/31/2025 excluding homesites associated with investments in development loans 2. Homesite Inventory as of March 31st, 2025 3. Includes $90m in cash and $985m remaining revolving credit facility capacity PLATFORM SNAPSHOT (as of 3/31/2025) Millrose at a Glance State Homesites Takedown Proceeds ($B) % of Total Proceeds 1 California 11,031 $ 2.3 20.8% 2 Texas 25,704 1.7 15.4 3 Florida 14,878 1.3 11.5 4 South Carolina 9,086 0.9 8.1 5 Oklahoma 11,112 0.7 6.3 6 Maryland 4,540 0.5 4.9 7 Colorado 2,737 0.4 3.6 8 Alabama 5,241 0.4 3.2 9 Arizona 3,181 0.3 3.0 10 Arkansas 4,633 0.3 2.8 Top 10 Subtotal 92,143 $ 8.7 79.7 % Remaining 19,038 2.2 20.3 % Total 111,181 $ 10.9 100.0 % TOP 10 STATES BY ESTIMATED TAKEDOWN PROCEEDS

Public Builders Maintain Historically High Margins Despite cyclical headwinds, builders have continued to maintain homesite takedowns and flex margins rather than seek option terminations Large Public Homebuilders Average Gross Margins DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Builders Tracked: DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Sources: Bloomberg; public homebuilder public filings; John Burns Research and Consulting, LLC (Data: Builders’ most recent quarter, Pub: March 2025)

Structural Tailwinds Remain within Housing Industry Total Housing Inventory (New Plus Existing) remains historically low Homebuilder Gross & Net Leverage at record lows LT Avg. Source: Census Bureau, NAR, Evercore ISI Research (in thousands) In thousands Source: Company Data, Evercore ISI; Includes: CAA, DHI, KBH, LEN, LGIH, MDC, MHO, MTH, NVR, PHM, TMHC, TOL, TPH

Appendix

Consolidated Balance Sheet

Consolidated Statements of Operations

Asset Cross-Termination Pooling 1. Number of Homesites exclude investments associated with development loans 2. There is currently no pooling amongst third party assets 3. Homesite inventory less non option earning deposits, net deferred tax liability and other holdbacks 4. Project costs exclude investments associated with development loans

Asset List – By State 1. Or prospective Homesites if fully entitled, as applicable 2. Excludes properties, homesites, and takedown prices for investments associated with development loans 3. Totals may not foot due to rounding

Invested Capital Reconciliation 1. Includes Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to option agreements associated with the applicable category shown 3. Includes land acquisition after February 10, 2025, net of option earning deposits 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 31, 2025